UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2025

KKR Private Equity Conglomerate LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56540	88-4368033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

30 Hudson Yards, New York, NY	10001
(Address of principal executive offices)	(Zip Code)

(212) 750-8300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	None.	None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Officer Resignation

As previously disclosed, Jeff Van Horn, Chief Financial Officer of KKR Private Equity Conglomerate LLC (the “Company”) and an employee of Kohlberg Kravis Roberts & Co. L.P. (together with its subsidiaries, “KKR”), intended to retire in the calendar year 2025.  On February 25, 2025, Mr. Van Horn informed the Company of his resignation as Chief Financial Officer of the Company, effective as of March 15, 2025 (the “Resignation”).

Officer Appointment

In connection with the resignation of Mr. Van Horn, on February 25, 2025, the Company appointed Elizabeth Van Aken as Chief Financial Officer of the Company, effective as of the Resignation.

Elizabeth Van Aken, 46, joined KKR in September 2023 and is Treasurer of the Company and a member of KKR’s Finance team. Prior to joining KKR, Ms. Van Aken was with Watermark Lodging Trust, Inc., a real estate investment trust with a portfolio of high-quality lodging assets, where she served as Director of Financial Reporting and Shareholder Operations from April 2020 to February 2023. Ms. Van Aken was also previously with W. P. Carey, Inc., a real estate investment trust that invests in properties leased to single tenants through net leases, from 2009 until 2020 where she served as Vice President, Director of Financial Reporting.  Ms. Van Aken was also previously with KPMG from 2001 until 2009, where she served as a Senior Audit Manager. Ms. Van Aken holds a Bachelor of Business Administration, Accounting, from Pace University, Lubin School of Business and is a Certified Public Accountant.

The selection of Ms. Van Aken to serve as the Company’s Chief Financial Officer was not pursuant to any arrangement or understanding with any other person. There are no family relationships between Ms. Van Aken and any director or executive officer of the Company and there are no transactions between Ms. Van Aken and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR PRIVATE EQUITY CONGLOMERATE LLC

By:	/s/ Sung Bum Cho
	Name:	Sung Bum Cho
	Title:	General Counsel & Secretary

Date: February 28, 2025